UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 20, 2000


                                ECOM CORPORATION
           ------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  Nevada               0-26701        88-0406874
      ----------------------------  -----------   -----------------
      (State or other jurisdiction  (Commission   (I.R.S. Employer
       of incorporation)             File Number)   Identification)


             2078 Prospecter Avenue, Park City, UT         84060
         ---------------------------------------------   ----------
           (Address of principal executive offices)      (Zip Code)

  Registrant's telephone number, including area code   (435) 655-0856


          1776 Park Avenue, Unit #4, Park City, UT         84060
-----------------------------------------------------------------------
(Former name, former address, and former fiscal year, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant

a) On March 20, 2000 eCom Corporation (the "Company") terminated James E. Slayton, CPA as principal accountants and engaged G. Brad Beckstead, CPA as the Company's principal accountants for the fiscal year ending December 31, 1999. The decision to change principal accountants was approved by the Audit Committee of the Company's Board of Directors and subsequently approved by the Board of Directors.

     In connection with the audits, since the Company's inception on October 6, 1998, for the fiscal year ended December 31, 1998 and the interim period through March 23, 1999, preceding the Company's decision, there were no disagreements with James E. Slayton, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their opinion; and there were no reportable events as described in Item 304 (a) (1) (v) of the Securities and Exchange Commission's Regulation S-K.

     The audit reports of James E. Slayton, CPA on the Company's financial statements as of and for the years ended December 31, 1998, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Company has requested that James E. Slayton furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether he agrees with the statements made in this amended Form 8-K, Item 4, and if not, stating the respects in which he does not agree. A copy of such sample letter, dated August 7, 2001 was sent to Mr. James E. Slayton, CPA on August 7, 2001 and is filed as Exhibit 16 to this Form 8-K/A. Such letter will be filed within two days of receipt.

b) Effective March 20, 2000, the Company has engaged G. Brad Beckstead,CPA, as its principal accountant for 1999 and 2000. During 1998 and the interim period to March 23, 1999, preceding the Company's decision, neither the Company nor anyone acting on its behalf consulted with G. Brad Beckstead, CPA regarding (i) either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or
(ii) any matter that was either the subject of a disagreement with James E. Slayton, CPA or a reportable event with respect to James E. Slayton, CPA.


Item 7. Financial Statements and Exhibits


c)   Exhibits


     16  Letter of James E. Slayton dated August 7, 2001

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              eCom CORPORATION
                                       ----------------------------
                                                 Registrant



DATE:  August 10, 2001              BY: /s/  Ian Archibald
                                    ----------------------------------
                                       Ian Archibald
                                       President and Chief Financial
                                       Officer


                                 EXHIBIT INDEX


Exhibit Number                          Description
--------------          ----------------------------------------------

16                      Letter of James E. Slayton dated August 7, 2001


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